MERRILL LYNCH RETIREMENT RESERVES MONEY FUND
                     Merrill Lynch Retirement Series Trust
                       Supplement dated December 9, 1999
                       to Prospectus Dated March 1, 1999


     As of December 6, 1999, shares of the Fund are only offered to (i) participants in IRA, IRRA, Roth IRA, SEP and SRA plans for which Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") acts as an approved non-bank custodian who opened their accounts prior to December 6, 1999, (ii) participants in certain Merrill Lynch Education IRAs, (iii) participants in Merrill Lynch Basic plans and Retirement Selector Accounts,
(iv) participants in Plans (as described in the Prospectus) whose accounts are enrolled in certain advisory services, (v) participants in certain other pension, profit-sharing, annuity and other qualified plans and (vi) qualified state tuition programs under Section 529 of the Internal Revenue Code.



Code # 10093-1299ALL